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                                  COMPUSA INC.
                              RESTRICTED STOCK PLAN

                                    ARTICLE I
                                   DEFINITIONS

         As used in this Plan, the following terms will have the following meanings:

         1.1.     BOARD means the Company's Board of Directors.

         1.2. CODE means the federal Internal Revenue Code of 1986, as amended.

         1.3. COMMISSION means the United States Securities and Exchange Commission.

         1.4. COMMITTEE means a committee comprised of two or more directors of the Company, appointed by the Board, the members of which satisfy the requirements for eligibility set forth in Section 3.1 and which is responsible for the administration of the Plan; provided that the full Board may at any time, in its sole discretion, exercise any or all functions and authority of the Committee.

         1.5.     COMPANY means CompUSA Inc., a Delaware corporation.

         1.6. DISABILITY of a Participant will be deemed to occur whenever a Participant is rendered unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuing period of not less than 12 months. In the case of any dispute as to whether or not a Participant is disabled within the meaning of this Section, the determination of disability will be made by a licensed physician selected by the Board and acceptable to the Participant, which physician's decision will be final and binding.

         1.7. EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         1.8. PARTICIPANT means a person to whom a Restricted Stock Award has been granted.

         1.9. PLAN means this Restricted Stock Plan of the Company, as amended from time to time.


         1.10. RESTRICTED STOCK or RESTRICTED STOCK AWARD means an award of Stock granted under Article IV.

         1.11. RESTRICTED STOCK AGREEMENT means a written agreement between the Company and a Participant with respect to a Restricted Stock Award.

         1.12. RETIREMENT means resignation by the Participant on or after the date on which the Participant has served the Company or one or more subsidiaries thereof for at least five years in the aggregate.

         1.13. RULE 16b-3 means Rule 16b-3 or its successors promulgated under the Exchange Act.


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         1.14.    SECURITIES ACT means the Securities Act of 1933, as amended.

         1.15. STOCK means Common Stock, par value $.01 per share, of the Company or, in the event the outstanding shares of such stock are hereafter changed into or exchanged for shares of a different security of the Company or some other corporation, such other security.

                                   ARTICLE II
                                     GENERAL

         2.1. PURPOSE. This Plan is intended to encourage ownership of Stock by Participants and to provide additional incentives for them to promote the success of the Company's business.

         2.2.     TERM OF THE PLAN. No Awards may be granted after July 6, 2009.

         2.3.     STOCK SUBJECT TO THE PLAN. Subject to the provisions of
Section 5.2 and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Stock that may be issued from time to time pursuant to the Plan may not exceed 1,000,000. Only shares held by the Company in its treasury may be issued pursuant to Restricted Stock Awards granted hereunder. If shares of Stock are reacquired by the Company pursuant to the provisions of the Plan, the reacquired shares will again be available for issuance under the Plan to the extent permitted by law.

         2.4. ELIGIBILITY. Only officers of the Company or any subsidiary thereof will be eligible to be a Participant.

         2.5. ACCELERATION IN CERTAIN EVENTS. The Committee may waive any restrictions with respect to shares of Restricted Stock in whole or in part at any time. In addition, notwithstanding the provisions of any Restricted Stock Agreement, the following provisions will apply:

                  (a) MERGERS AND REORGANIZATIONS. In the event the Company or its stockholders enter into an agreement to dispose of all or substantially all the assets of the Company, by means of a sale, merger or other reorganization, liquidation or otherwise in a transaction in which the Company is not the surviving corporation, all restrictions will be deemed lapsed, waived and/or satisfied (as applicable), with respect to any Restricted Stock Award; provided that no restriction will be deemed lapsed, waived and/or satisfied with respect to a Restricted Stock Award under this Section 2.5 on account of any agreement of merger or other reorganization when the stockholders of the Company immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the consummation of the transaction.

                  (b) CHANGE IN CONTROL. All restrictions related to any Restricted Stock Award will be deemed lapsed, waived and/or satisfied (as applicable) in the event any Person (other than a Person meeting the requirements of clauses (i) and (ii) of Rule 13d-1(b)(1) or its successors promulgated under the Exchange Act) meets the requirements for becoming an


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         Acquiring Person, whether or not a Distribution Date occurs or the
         Rights are redeemed by the Company, as those terms are defined in the Rights Agreement dated as of April 29, 1994 between the Company and Bank One, Texas, N.A., as Rights Agent (American Stock Transfer & Trust Company became successor Rights Agent as of August 19, 1996).

         2.6. RESTRICTIONS ON ISSUANCE OF SHARES. Notwithstanding any other provision of the Plan, if at any time in the reasonable opinion of the Company the issuance of shares of Stock pursuant to a Restricted Stock Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares of Stock until (i) approval has been obtained from such governmental agencies, other than the Commission, as may be required under any applicable law, rule or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Commission, one of the following conditions has been satisfied:

                  (a) the issuance of shares of Stock is effectively registered under the Securities Act; or

                  (b) a no-action letter in form and substance reasonably satisfactory to the Company with respect to the issuance of such shares has been obtained by the Company from the staff of the Commission.

The Company will make all reasonable efforts to bring about the occurrence of such events.

         2.7.     PURCHASE FOR INVESTMENT; SUBSEQUENT REGISTRATION.

                  (a) Unless the issuance of shares of Stock to be issued pursuant to a Restricted Stock Award has been effectively registered under the Securities Act, the Company will be under no obligation to issue any shares of Stock pursuant to a Restricted Stock Award unless the Participant gives a written representation to the Company that is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he is acquiring the shares of Stock issued pursuant to such Restricted Stock Award as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of Stock.

                  (b) If required in the opinion of counsel, each certificate representing shares of Stock issued pursuant to a Restricted Stock Award will bear a reference to the investment representation made in accordance with this Section 2.7 and to the fact that no registration statement has been filed with the Commission in respect of the issuance of such shares of Stock.

                  (c) If the Company deems it necessary or desirable to register under the Securities Act or other applicable statutes the issuance of any shares of Stock with respect to which a Restricted Stock Award has been granted, or to qualify the issuance of any such shares for exemption from the Securities Act or other applicable statutes, then the Company will take such action at its own expense. The Company may require from each Participant such


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         information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its directors and officers from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

         2.8.     WITHHOLDING.

                  (a) Whenever shares of Stock are to be issued pursuant to a Restricted Stock Award, the Company will have the right to require the Participant to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements (whether required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares of Stock.

                  (b) When a Participant is required to pay to the Company an amount required to be withheld under applicable tax laws in connection with a Restricted Stock Award, such payment may be made, in whole or in part, (i) in cash, (ii) by check, (iii) if permitted by the Committee, by delivery to the Company of shares of Stock already owned by the Participant having a fair market value on the date as of which the amount of tax to be withheld is to be determined (the "Tax Date") equal to the amount required to be withheld, or (iv) in any other form of valid consideration, as permitted by the Committee in its sole discretion.

         2.9. RESERVATION OF STOCK. The Company must at all times during the term of the Plan reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan and will pay all fees and expenses necessarily incurred by the Company in connection therewith.

         2.10. NO SPECIAL EMPLOYMENT OR OTHER RIGHTS. Nothing contained in the Plan or in any Restricted Stock Award will confer upon any Participant any right with respect to the continuation of his employment or service with the Company (or any subsidiary), or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment or consulting agreement or provision of law or certificate of incorporation or bylaws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of a Restricted Stock Award.

                                   ARTICLE III
                                 ADMINISTRATION

         3.1. ADMINISTRATION. Subject to the provisions of the Plan, the Plan will be administered by the Committee. Each member of the Committee must qualify as a "Non-Employee Director" within the meaning of Rule 16b-3. The Committee will have sole discretion and authority to


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determine from time to time the Participants to whom Restricted Stock Awards will be granted and the number of shares of Stock subject to each Restricted Stock Award, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine and interpret the terms and provisions of each Restricted Stock Agreement or waive any conditions and/or restrictions applicable to any shares of Restricted Stock, and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the success of the Company and its subsidiaries, and such other factors as the Committee in its sole discretion deems relevant. The Committee's determinations on the matters referred to in this Section 3.1 will be conclusive.

                                   ARTICLE IV
                                RESTRICTED STOCK

         4.1 GRANT OF RESTRICTED STOCK AWARDS. The Committee may, in its sole discretion, grant Restricted Stock Awards in accordance with the terms and conditions set forth in the Plan. Each Restricted Stock Agreement may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are determined by the Committee in its sole discretion.

         4.2. TERMS AND CONDITIONS. Each Restricted Stock Award confers upon the recipient thereof the right to receive a specified number of shares of Stock in accordance with the terms and conditions of each Participant's Restricted Stock Agreement. The general terms and conditions of a Restricted Stock Award will be as follows:

                  (a) Any shares of Stock awarded hereunder to a Participant will be restricted for a period of time to be determined by the Committee for each Participant at the time of the Restricted Stock Award, which period shall be not more than ten years. The restrictions will prohibit the sale, assignment, transfer, pledge or other encumbrance of such shares, and will provide for possible reversion thereof to the Company in accordance with subparagraph (b) during the period of restriction.

                  (b) All Restricted Stock awarded under the Plan to a Participant will be forfeited and returned to the Company in the event the Participant's employment or service with the Company or a subsidiary thereof is terminated prior to the expiration of the period of restriction, unless the Participant's termination of employment or service is due to his death, Disability or Retirement or unless the Committee, in its sole discretion, waives the restrictions established in accordance with subparagraph (a) with respect to any or all of the shares of Restricted Stock.

                  (c) In the event of a Participant's death or Disability, the restrictions established in accordance with subparagraph (a) will lapse with respect to all Restricted Stock awarded to the Participant prior to any such event, and the shares of Stock involved will cease to be Restricted Stock and will no longer be subject to forfeiture to the Company pursuant to subparagraph (b).


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                  (d)      In the event of a Participant's Retirement, the
         restrictions established in accordance with subparagraph (a) will continue to apply unless the Committee in its sole discretion shortens the restriction period.

                  (e) Stock certificates issued with respect to Restricted Stock Awards will be registered in the name of the Participant, but will be delivered by him to the Company together with a stock power endorsed in blank. Each such certificate will bear the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE, RESTRICTIONS ON TRANSFER AND CERTAIN OTHER TERMS AND CONDITIONS SET FORTH IN THE COMPUSA INC. RESTRICTED STOCK PLAN AND THE AGREEMENT BETWEEN THE REGISTERED OWNER OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND COMPUSA INC. ENTERED INTO PURSUANT TO SUCH PLAN."

                  From the time of grant of the Restricted Stock Award, the Participant will be entitled to exercise all rights (including dividend and voting rights) with respect to the shares represented by such certificate, subject to forfeiture of such voting rights and the Stock as provided in subparagraph (b).

                  (f) Upon the lapse of a restriction period as determined pursuant to subparagraph (a), the Company will return the stock certificates representing the shares with respect to which the restrictions have lapsed to the Participant or his legal representative, and pursuant to the instruction of the Participant or his legal representative will issue a certificate for such shares that does not bear the legend set forth in subparagraph (e).

                  (g) Any other securities or assets (other than ordinary cash dividends) that are received by a Participant with respect to Restricted Stock awarded to him, which is still subject to restrictions established in accordance with subparagraph (a), will be subject to the same restrictions and will be delivered by the Participant to the Company as provided in subparagraph (e).

         4.3. NOTICE TO COMPANY OF SECTION 83(b) ELECTION. Any Participant who exercises an election under Section 83(b) of the Code to have his receipt of shares of Restricted Stock taxed currently, without regard to restrictions, must give notice to the Company of such election immediately upon making such election. Such an election must be made within 30 days after the effective date of issuance and cannot be revoked except with the consent of the Internal Revenue Service.

                                    ARTICLE V
                      TERMINATION, AMENDMENT AND ADJUSTMENT


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         5.1.     TERMINATION AND AMENDMENT OF THE PLAN. The Board (or, if the
Board has specifically delegated this authority to the Committee, the Committee) may at any time terminate the Plan or make such modifications of the Plan as it deems advisable; provided that no amendment may be made without approval of the stockholders of the Company if such approval is required under the Code or any requirement under applicable state law. No termination or amendment of the Plan may, without the consent of the Participant to whom any Restricted Stock Award has theretofore been granted, adversely affect the rights of such Participant under such Restricted Stock Award.

         5.2. ADJUSTMENT. In the event of any stock dividend payable in Stock or any split-up or contraction of the number of shares of Stock after the date a Restricted Stock Award is granted and prior to the lapse, waiver and/or satisfaction of any restrictions related to a Restricted Stock Award, the number of shares subject to such Restricted Stock Award will be proportionately adjusted. In the event of any reclassification or change of outstanding shares of Stock or in case of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, shares of stock or other securities equivalent in kind and value to those shares a Participant would have received if he had held the full number of shares of Stock subject to the Restricted Stock Award immediately prior to such reclassification, change, consolidation, merger, sale or conveyance (together with all other shares, stock and securities thereafter issued in respect thereof) will thereupon be subject to the Restricted Stock Award. Upon dissolution or liquidation of the Company, all Restricted Stock Awards will terminate. In the event any adjustment hereunder of the number of shares covered by a Restricted Stock Award will cause such number to include a fraction of a share, such number of shares will be adjusted to the nearest smaller whole number of shares. In the event of changes in the outstanding Stock by reason of any stock dividend, split-up, contraction, reclassification, or change of outstanding shares of Stock of the nature contemplated by this Section 5.2, the number of shares of Stock available for the purpose of the Plan as stated in
Section 2.3 will be correspondingly adjusted.

                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1. NOTICES AND OTHER COMMUNICATIONS. All notices and other communications required or permitted under the Plan will be effective if in writing and if delivered or sent by certified or registered mail, return receipt requested (a) if to the Participant, at his residence address last filed with the Company and (b) if to the Company, at 14951 North Dallas Parkway, Dallas, Texas 75240, Attention: President, with a copy to the Chairman of the Board of Directors of the Company, presently at 14951 North Dallas Parkway, Dallas, Texas 75240, or to such other persons or addresses as the Participant or the Company may specify by a written notice to the other from time to time.

         6.2. PLAN BINDING ON SUCCESSORS. The Plan will be binding upon the successors and assigns of the Company.

         6.3. NUMBER AND GENDER. Whenever used herein, nouns in the singular will include the plural where appropriate, and the masculine pronoun will include the female gender.


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